Exhibit 32

                                  CERTIFICATION

                  The undersigned certify pursuant to 18 U.S.C. ss. 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended April 4, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 19, 2009                        /s/ Terry M. Dauenhauer
                                           -----------------------
                                           President and
                                           Chief Executive Officer


Date:  May 19, 2009                        /s/ Randy Acres
                                           -----------------
                                           Senior Vice President and
                                           Chief Financial Officer